                                  THIRD AMENDMENT TO
                         REDUCING REVOLVING CREDIT AGREEMENT


    THIS THIRD AMENDMENT TO REDUCING REVOLVING CREDIT AGREEMENT ("Third Amendment to Credit Agreement") is made and entered into as of the 30th day of September, 1996, by and among HARVEYS CASINO RESORTS, a Nevada corporation ("HCR"), HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation ("HCCMC"), HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY, a Colorado limited liability company ("HWWLLC") and HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation ("HIMC" and together with HCR and HCCMC and HWWLLC collectively the "Borrowers"), WELLS FARGO BANK, National Association (successor by merger with FIRST INTERSTATE BANK OF NEVADA, N.A. and FIRST INTERSTATE BANK OF CALIFORNIA), U.S. BANK OF NEVADA, BANK OF THE WEST, FIRST SECURITY BANK, N.A. formerly known as FIRST SECURITY BANK OF IDAHO, N.A., IMPERIAL BANK, NORWEST BANK OF NEBRASKA, N.A., NBD BANK, SOCIETE GENERALE, THE SUMITOMO BANK, LIMITED, Chicago Branch and ARGENTBANK (herein together with their respective successors and assigns collectively the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                   R_E_C_I_T_A_L_S:

    WHEREAS:

         A. HCR, HCCMC, HIMC and Banks (The Sumitomo Bank, Limited, Chicago Branch, having acquired the interest of The Daiwa Bank, Limited by Assignment, Assumption and Consent Agreement dated as of February 2, 1996; Wells Fargo Bank, National Association, having succeeded to the interests of First Interstate Bank of Nevada, N.A. and First Interstate Bank of California by merger; and, U.S. Bank of Nevada having acquired the interest of U.S. Bank of Idaho, formerly known as West One Bank, Idaho concurrently with the Third Amendment Effective Date, as hereinafter defined) entered into a Reducing Revolving Credit Agreement dated as of August 14, 1995 (the "Original Credit Agreement"). Borrowers and Banks entered into a First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996 (the "First Amendment to Credit Agreement") and a Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996 (the "Second Amendment to Credit Agreement" and, together with the Original Credit Agreement and First Amendment to Credit Agreement, collectively the "Existing Credit Agreement").

         B. In this Third Amendment to Credit Agreement, all capitalized words and terms shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement, as that Section is amended hereby. This Third Amendment to Credit Agreement shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

         C. The Equity Exchange Effective Date has occurred and the Central City Property is encumbered by the Central City Security Documents in favor of Agent Bank on behalf of Lenders as additional collateral for the Bank Facilities. The Senior Subordinated Notes Effective Date has occurred and Borrowers have received the proceeds thereof. Borrowers and Banks desire to further amend the Existing Credit Agreement for the purposes of (i) reducing the Maximum Availability to One Hundred Fifteen Million Dollars ($115,000,000.00),
(ii) extending the Maturity Date to February 15, 2002, (iii) revising the Aggregate Commitment Reduction Schedule, (iv) amending the Schedule for the Calculation of the Nonusage Percentage, and (v) making additional amendments and modifications to the General Covenants of Borrowers contained in Article V and the Financial Covenants contained in Article VI, together with other amendments and modifications more particularly hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree to amend the Existing Credit Agreement by amending and substituting, as applicable, the amended terms and provisions as hereinafter set forth, which amended terms shall be deemed effective as of the Third Amendment Effective Date.

         1. DEFINITIONS. Section 1.01 of the Existing Credit Agreement shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be defined as set forth below as of the Third Amendment Effective Date:

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         "Adjusted HCR Contingent Liabilities" shall mean the cumulative aggregate of all HCR Contingent Liabilities less each HCR Contingent Liability relating to a Recourse New Venture, in which such Recourse New Venture has achieved a New Venture Interest Coverage Ratio of 1.75 to 1.0, or greater, for four (4) consecutive Fiscal Quarters for so long as: (a) such Recourse New Venture maintains a New Venture Interest Coverage Ratio of 1.75 to 1.0, or greater, on a rolling four (4) Fiscal Quarter basis, or (b) if after having achieved a New Venture Interest Coverage Ratio of 1.75 to 1.0, or greater, on a rolling four (4) Fiscal Quarter basis such Recourse New Venture has a New Venture Interest Coverage Ratio as of the end of no more than two (2) consecutive Fiscal Quarters, each determined on a rolling four (4) Fiscal Quarter basis, of less than 1.75 to 1.0 but greater than 1.50 to 1.0.

         "Agent Bank" shall mean WFB, successor by merger to FINV, in its capacity as administrative and collateral agent for Lenders, Swingline Lender and L/C Issuer.

         "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the principal amount of One Hundred Fifteen Million Dollars ($115,000,000.00) as of the Third Amendment Effective Date, subject to reduction on each Reduction Date by the amount of the applicable Scheduled Reduction, as set forth on the Aggregate Commitment Reduction Schedule.

         "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule marked Schedule 2.01(c) affixed to the Third Amendment to Credit Agreement and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility, which shall fully supersede and restate the Aggregate Commitment Reduction Schedule affixed to the Original Credit Agreement as Schedule 2.01(c).

         "Annualized EBITDA" shall mean, as of each date of determination, collective reference to the aggregate of Borrower Consolidation Annualized EBITDA, Hard Rock Annualized Earnings, Majority New Venture Annualized EBITDA and Minority New Venture Annualized Advances.

         "Borrower Consolidation Annualized EBITDA" shall mean with reference to the Hotel/Casino Facilities, as of the last day of each Fiscal Quarter
(a) Borrower Consolidation EBITDA for the fiscal period consisting of that Fiscal Quarter

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

and the three (3) immediately preceding Fiscal Quarters, or (b) with respect to any such fiscal period in which the Iowa Riverboat/Hotel Facilities have been open for business to the public for at least one (1) full Fiscal Quarter but less than four (4) full Fiscal Quarters, such amount as is necessary to reflect the annualization of EBITDA attributable to the Iowa Riverboat/Hotel Facilities using the following calculations:

              (i) if the Iowa Riverboat/Hotel Facilities have been open for business to the public for one (1) full Fiscal Quarter, the EBITDA attributable to the Iowa Riverboat/Hotel Facilities for that Fiscal Quarter shall be multiplied by four (4);

              (ii) if the Iowa Riverboat/Hotel facilities have been open for business to the public for two (2) full Fiscal Quarters, the EBITDA attributable to the Iowa Riverboat/Hotel Facilities for those Fiscal Quarters shall be multiplied by two (2); and

              (iii) if the Iowa Riverboat/Hotel Facilities have been open for business to the public for three (3) full Fiscal Quarters, the EBITDA attributable to the Iowa Riverboat/Hotel Facilities of such business operation for those Fiscal Quarters shall be multiplied by four-thirds (4/3).

         "Borrower Consolidation EBIT" shall mean with reference to the Hotel/Casino Facilities on a consolidated basis, for any fiscal period under review, the sum of (i) Net Income for that period (exclusive of any interest income received from any New Venture Subsidiary), plus (ii) any one-time non-Cash loss and pre-opening expenses reflected in such Net Income, minus (iii) any one-time non-Cash gain reflected in such Net Income, plus (iv) Interest Expense for that period, plus (v) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period), in each case determined in accordance with GAAP and, in the case of items (iv) and (v), only to the extent deducted in the determination of Net Income for that period.

         "Borrower Consolidation EBITDA" shall mean with reference to the Hotel/Casino Facilities on a consolidated basis, for any fiscal period, the sum of (i) Borrower Consolidation EBIT for that period, plus (ii) depreciation and amortization for that period attributable to the Borrower Consolidation, to the extent deducted in the determination of Net Income, determined in accordance with GAAP.
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


         "Borrowers" shall mean collective reference to HCR, HCCMC, HWWLLC and HIMC.

         "Compliance Certificate" shall mean a compliance certificate as described in Section 5.08(f) which is more particularly described on "Exhibit F", affixed to the Third Amendment to Credit Agreement and by this reference incorporated herein and made a part hereof which shall fully supersede and restate the form of Compliance Certificate affixed to the Original Credit Agreement as Exhibit F.

         "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Third Amendment to Credit Agreement, as it may be further amended, modified, extended, renewed or restated from time to time.

         "Deeds of Trust" shall mean collective reference to the Tahoe Deed of Trust, the California Deed of Trust and the Central City Deed of Trust.

         "Equity Exchange Effective Date" shall mean the date upon which the Equity Exchange was consummated and the Mountain City Interests were acquired by HCR, which date occurred on April 30, 1996.

         "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Third Amendment to Credit Agreement.

         "Financial Covenants" shall mean collective reference to the financial covenants set forth in Article VI of this Credit Agreement.

         "Financing Statements" shall mean the Uniform Commercial Code
Financing Statements required to be filed with (i) the Office of the Secretary of State of Nevada, (ii) the Office of the Recorder of Douglas County, Nevada,
(iii) the Office of the Secretary of State of Iowa, (iv) the Office of the Recorder of Pottawattamie County, Iowa, (v) the Office of the Secretary of State of the State of Colorado and (vi) the Office of the Recorder of Gilpin County, Colorado, in order to perfect the security interest granted to Agent Bank under the Mortgages and other Security Documentation in accordance with the requirements of the Uniform Commercial Code.

         "First Amendment to Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Third Amendment to Credit Agreement.

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

         "First Reduction Date" shall mean October 1, 1998.

         "Fourth Reduction Date" shall mean October 1, 2001.

         "HCR Contingent Liabilities" shall mean collective reference to the sum of the Contingent Liabilities relating to all agreements, undertakings and/or arrangements by which any member of the Borrower Consolidation guaranties, endorses or otherwise becomes a guarantor or surety or is contingently liable upon the Indebtedness of or upon contingent assessments for additional capitalization and/or Investment in any Person which is not a member of the Borrower Consolidation, including, without limitation, in any New Venture Subsidiary, Recourse New Venture or the Hard Rock Hotel.

         "Hotel/Casino Facilities" shall mean collective reference to: (i) the Tahoe Hotel/Casino Facility, (ii) Iowa Riverboat/Hotel Facilities; and (iii) the Central City Hotel/Casino Facility; all together with any future expansions thereof, related thereto or used in connection therewith, and all appurtenances thereto.

         "Majority New Venture Subsidiary" shall mean a wholly owned Subsidiary of HCR (other than HIMC, HCCMC, HWWLLC or HLVMC) that is a majority partner, stockholder or co-owner of a New Venture.

         "Maturity Date" shall mean February 15, 2002.

         "Mortgages" shall mean collective reference to: (i) the Tahoe Deed of Trust, California Deed of Trust, (ii) Iowa Mortgage and Iowa Ship Mortgage; and
(iii) the Central City Deed of Trust.

         "New Venture Interest Coverage Ratio" shall mean with reference to any Recourse New Venture, as of the end of any Fiscal Quarter, the ratio resulting by dividing EBIT by Interest Expense, determined with reference to the Fiscal Quarter under review, together with the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

         "Nonusage Fee" shall have: (i) the meaning ascribed to such term in
Section 2.10(b) of the Existing Credit Agreement until the occurrence of the Third Amendment Effective Date, and (ii) on and after the Third Amendment Effective Date, the meaning ascribed to such term in Section 2.10(b) as amended by Paragraph 5 of the Third Amendment to Credit Agreement.

         "Original Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Third Amendment to Credit Agreement.

         "Person" means an individual, firm, corporation, trust, association, partnership, joint venture, tribunal or other entity.

         "Pricing Certificate" shall mean a pricing certificate as described in
Section 5.08(c) which is more particularly described on "Exhibit G", affixed to the Third Amendment to Credit Agreement and by this reference incorporated herein and made a part hereof which shall fully supersede and restate the form of Pricing Certificate affixed to the Original Credit Agreement as Exhibit G.

         "Prime Rate" shall mean the rate of interest per annum which WFB from time to time identifies and publicly announces as its prime rate and is not necessarily, for example, the lowest rate of interest which WFB collects from any borrower or group of borrowers.

         "Real Properties" shall mean collective reference to: (i) the Tahoe Real Property, the California Greenbelt Property, the Tahoe Greenbelt Property, the Park Cattle Property, (ii) the Iowa Real Property; and (iii) the Central City Property.

         "Schedule of Lenders' Proportions in Credit Facility" shall mean the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked "Schedule 2.01(a)", affixed to the Third Amendment to Credit Agreement and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender, which shall fully supersede and restate the Schedule of Lenders' Proportions in Credit Facility affixed to the Original Credit Agreement as Schedule 2.01(a).

         "Second Amendment to Credit Agreement" shall have the meaning set forth in Recital Paragraph A to the Third Amendment to Credit Agreement.

         "Second Reduction Date" shall mean October 1, 1999.

         "Security Documentation" shall mean collective reference to the Tahoe Security Documents, the Iowa Security Documents, the Central City Security Documents, the Security Agreement and Pledge of Stock, the Trademark Security

Agreement and all other instruments and agreements to be executed by or on behalf of Borrowers or other applicable persons, in favor of Agent Bank on behalf of the Lenders, securing repayment of the Bank Facilities.

         "Significant Subsidiary" shall mean HLVMC, RPI and each New Venture Subsidiary having a book value or fair market value in excess of One Million Dollars ($1,000,000.00), but shall not include HRHI, HCCMC, HWWLLC and HIMC.

         "Subsidiary Guarantor" shall mean HLVMC, RPI and each Significant Subsidiary which has executed the Subsidiary Guaranty or a Certificate of Joinder to the Subsidiary Guaranty.

         "Syndication Interest" shall mean the proportionate interest of each Lender in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility.

         "TFCC Ratio" as of the end of any Fiscal Quarter shall mean with reference to the HCR Consolidation:

         The sum of net profit after tax, plus Interest Expense (accrued and capitalized), plus depreciation and amortization expense, plus operating lease expense, plus rental expense, minus dividends declared, minus actual Capital Expenditures (not including (a) budgeted project costs of the Iowa Riverboat/Hotel Facilities paid in 1995 and 1996 and (b) costs of acquisition of the Central City Parking Garage Property and construction of a parking garage facility thereon) in each case for such Fiscal Quarter and the three (3) Fiscal Quarters immediately preceding such Fiscal Quarter,

         Divided by (/)

         The sum of Interest Expense (accrued and capitalized), plus operating lease expense, plus rental expense in each case for such Fiscal Quarter and the three (3) Fiscal Quarters immediately preceding such Fiscal Quarter, plus the current portion of long term Indebtedness (including all payments actually paid in
                                        - 8 -
         reduction of principal as all or any portion of a Scheduled Reduction under the Credit Facility), plus the current portion of Capitalized Lease Liabilities, as of the end of such Fiscal Quarter under review.

         "Third Amendment Effective Date" shall mean September 30, 1996, subject to the satisfaction of each of the Conditions Precedent set forth in Paragraph 14 of the Third Amendment to Credit Agreement.

         "Third Amendment Fee" shall have the meaning ascribed to such term in paragraph 13 of the Third Amendment to Credit Agreement.

         "Third Amendment to Credit Agreement" shall mean the Third Amendment to Reducing Revolving Credit Agreement dated as of September 30, 1996, executed by and among Borrowers and Banks.

         "Third Reduction Date" shall mean October 1, 2000.

         "Title Insurance Policies" shall mean collective reference to the Iowa Title Insurance Policy, the Tahoe Title Insurance Policy and the Central City Title Insurance Policy.

         "WFB" shall mean Wells Fargo Bank, National Association.

         2.   VOLUNTARY REDUCTION OF MAXIMUM SCHEDULED BALANCE.  Pursuant to
Section 2.01(c) of the Existing Credit Agreement, Borrowers hereby irrevocably and permanently declare a Voluntary Reduction of the Maximum Permitted Balance to One Hundred Fifteen Million Dollars ($115,000,000.00) as of the Third Amendment Effective Date and Borrowers and Banks do hereby agree by the execution of the Third Amendment to Credit Agreement that the Maximum Permitted Balance shall be and is hereby reduced to One Hundred Fifteen Million Dollars ($115,000,000.00) as of the Third Amendment Effective Date.

         3. RESTATEMENT OF SECTION 2.01(A). Subsection 2.01(a) shall be and is hereby amended and restated in its entirety as follows:

              "a. Subject to the conditions and upon the terms hereinafter set forth and in accordance with the terms and provisions of the Note, Lenders severally agree in the proportions set forth on the

         Schedule of Lenders' Proportions in Credit Facility, marked
         Schedule 2.01(a) attached to the Third Amendment to Credit Agreement and by this reference incorporated herein and made a part hereof, to lend and advance Borrowings to Borrowers, up to the Maximum Permitted Balance, such amounts as Borrowers may request by Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank from time to time as provided in Section 2.03. "

         4. RESTATEMENT OF SECTION 2.07(b). Subsection 2.07(b) of the Existing Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

              "b. All such amounts payable by Borrowers shall be made to Agent Bank at its office located at Wells Fargo Bank, Gaming Division, One East First Street, Reno, Nevada 89501, Att'n: Rob Medeiros, V.P. If such payment is received by Agent Bank prior to 11:00 o'clock a.m., Agent Bank shall credit Borrowers with such payment on the day so received and shall disburse to the appropriate Lenders on the same day such Lenders' Pro Rata Shares of payments relating to the Credit Facility based on the respective Syndication Interests, in immediately available funds. If such payment is received by Agent Bank after 11:00 o'clock a.m., Agent Bank shall credit Borrowers with such payment as of the next Banking Business Day and disburse to the appropriate Lenders on the next Banking Business Day such Lenders' Pro Rata Shares of such payment relating to the Credit Facility based on their respective Syndication Interests, in immediately available funds. Any payment on the Credit Facility made by Borrowers to Agent Bank pursuant to the terms of this Credit Agreement or the Note for the account of Lenders shall constitute payment to the appropriate Lenders. If the Note or any payment required to be made thereon or hereunder, is or becomes due and payable on a day other than a Banking Business Day, the due date thereof shall be extended to the next succeeding Banking Business Day and interest thereon shall be payable at the then applicable rate during such extension.

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

         5. RESTATEMENT OF SUBSECTION 2.10(b). Subsection 2.10(b) shall be and is hereby amended and restated in its entirety as follows:

              "b. Borrowers shall pay a quarterly nonusage fee (the "Nonusage Fee") for the account of Lenders in the proportions of their respective Syndication Interests based on the Funded Debt to EBITDA Ratio, determined as of the end of the immediately prior Fiscal Quarter with reference to the Borrower Consolidation, in accordance with the following schedule:

              FUNDED DEBT TO EBITDA            NONUSAGE
                      RATIO                   PERCENTAGE

              Less than or equal to 2.5
              to 1.0                             .375%

              Greater than 2.5 to 1.0
              but less than 3.5 to 1.0           .425%

              Equal to or
              greater than 3.5 to 1.0            .500%

         The Nonusage Fee shall be calculated as of the last day of each Fiscal Quarter as the product of (i) the applicable Nonusage Percentage determined as set forth above multiplied by (ii) as of each Fiscal Quarter end, the daily average during such Fiscal Quarter of the Maximum Permitted Balance less the daily average during such Fiscal Quarter of the Funded Outstandings and less the daily average during such Fiscal Quarter of the amount of L/C Exposure attributable to all outstanding Standby Letters of Credit, all on the basis of a three hundred sixty-five (365), or three hundred sixty-six (366) when appropriate, day year. Each Nonusage Fee shall be payable in arrears on a quarterly basis on or before ten (10) Banking Business Days following each applicable Fiscal Quarter end and upon termination of this Credit Agreement, whether at maturity, by acceleration or otherwise. Each Nonusage Fee shall be distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility."

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

         6. RESTATEMENT OF SECTION 5.23. INVESTMENTS AND ADVANCES. As of the Third Amendment Effective Date, Section 5.23 of the Original Credit Agreement entitled "Investments and Advances", as previously amended by
Section 5 of the First Amendment to Credit Agreement, shall be and is hereby amended and restated in its entirety as follows:

              "Section 5.23. INVESTMENTS AND ADVANCES. Other than Investments, Advances and Contingent Liabilities made or incurred as of the Closing Date or otherwise consented to by Requisite Lenders, no member of the Borrower Consolidation shall make any further Investments or Advances or incur any further Contingent Liabilities in connection with or relating to HLVMC, HRHI, the Hard Rock Hotel, or any of them. Additionally, no member of the Borrower Consolidation shall make any Advances or Investments or incur Contingent Liabilities other than as specifically permitted below or by Section 5.25:

                        a.   Investments: (i) in Cash Equivalents, or
              (ii) pursuant to and consistent with the HCR Investment Policy which Investments are first approved by Requisite Lenders.

                        b. New Venture Investments by HCR and Contingent Liabilities in respect thereof so long as: (i) the cumulative aggregate of all New Venture Investments plus the aggregate of Adjusted HCR Contingent Liabilities (exclusive of the Colorado Slot Lease Guaranty) as of any date of determination shall not exceed Forty Million Dollars ($40,000,000.00) at any time prior to Bank Facility Termination, and (ii) the construction plans and specifications, all material construction contracts and construction agreements, construction budgets and projections and construction time tables for construction and completion of each New Venture is first approved by Agent Bank upon the consent of Requisite Lenders.

                        c. On and after the Third Amendment Effective Date, Investments and Advances between and among the Borrower Consolidation.

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

                        d. Advances received by HCR from any of its Subsidiaries.

                        e. Investments received in settlement of arms-length disputes with non-Affiliates of Borrowers.

                        f. Investments received as consideration for asset sales made in arms-length transactions for fair market consideration."

         7. RESTATEMENT OF SECTION 5.24. ADDITIONAL INDEBTEDNESS. As of the Third Amendment Effective Date, Section 5.24 of the Original Credit Agreement entitled "Additional Indebtedness", as previously amended by Section 6 of the First Amendment to Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

              "Section 5.24. ADDITIONAL INDEBTEDNESS. The Borrower Consolidation will not provide or incur any Additional Indebtedness, except as specifically permitted hereinbelow as follows:

                   a. Secured Interest Rate Hedges up to the maximum aggregate notional principal amount of Seventy-Five Million Dollars ($75,000,000.00) at any time outstanding;

                   b. Incurrence of secured purchase money Indebtedness and Capital Lease Liabilities up to the maximum aggregate principal amount of Fifteen Million Dollars ($15,000,000.00) at any time outstanding;

                   c. HCR Contingent Liabilities to the extent permitted under Section 5.23 of the Credit Agreement; and

                   d. The Senior Subordinated Notes. Provided, however, that notwithstanding anything contained in the Existing Credit Agreement to the contrary, none of Borrowers nor any Subsidiary of Borrowers shall, except with the prior written consent of the Requisite Lenders, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Notes, except for regularly scheduled payments of principal and interest in respect of such Senior Subordinated Notes required pursuant to the instruments evidencing such Senior Subordinated Notes. Any breach of the covenant set forth in the preceding sentence shall be deemed to be an Event of Default under the Credit Agreement.

         8. RESTATEMENT OF SECTION 5.28. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. As of the Third Amendment Effective Date, Section 5.28 of the Original Credit Agreement entitled "Consolidation, Merger, Sale of Assets, etc." shall be and is hereby amended and restated in its entirety as follows:

              "Section 5.28. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. Borrowers will not wind up, liquidate or dissolve their affairs or enter into any transaction of merger or consolidation (other than between members of the Borrower Consolidation), or convey, sell, lease or otherwise dispose of (or agree to do any of the forgoing at any future time) all or any material part of their respective property or assets, except that (i) the Borrowers may make sales of inventory in the ordinary course of business, (ii) the Borrowers may, in the ordinary course of business, sell equipment which is uneconomic or obsolete as provided in Section 5.01, and (iii) HCR may sell any Subsidiary (other than HLVMC, HIMC, HWWLLC or HCCMC) in exchange for its fair market value."

         9. RESTATEMENT OF SECTION 5.30. NO TRANSFER OF OWNERSHIP. As of the Third Amendment Effective Date, Section 5.30 of the Original Credit Agreement entitled "No Transfer of Ownership" shall be and is hereby amended and restated in its entirety as follows:

              "Section 5.30. NO TRANSFER OF OWNERSHIP. HCR shall not transfer or hypothecate its ownership interests in HLVMC, HIMC, HCCMC, HWWLLC or any Significant Subsidiary except in connection with the Security Documentation. Provided, however, HCR shall have the right to sell any Significant Subsidiary (other than HLVMC, HIMC, HWWLLC or HCCMC) in exchange for its fair market value. This provision shall not be effective until it is approved by any necessary Gaming Authorities."

         10. RESTATEMENT OF SECTION 6.01. TFCC RATIO. As of the Third Amendment Effective Date, Section 6.01 of the Original Credit Agreement entitled "TFCC Ratio" shall be and is hereby amended and restated in its entirety as follows:

              "Section 6.01. TFCC RATIO. The HCR Consolidation shall maintain a minimum TFCC Ratio as of the end of each Fiscal Quarter of greater than or equal to: (a) 1.3 to 1.0 from the Third Amendment Effective Date through November 30, 1998, (b) 1.4 to 1.0 from December 1, 1998 through November 30, 1999, and (c) 1.5 to 1.0 from December 1, 1999 through the Maturity Date."

         11. RESTATEMENT OF SECTION 6.02. FUNDED DEBT TO EBITDA RATIO. As of the Third Amendment Effective Date, Section 6.02 of the Original Credit Agreement entitled "Funded Debt to EBITDA Ratio" shall be and is hereby amended and restated in its entirety as follows:

              "Section 6.02. FUNDED DEBT TO EBITDA RATIO. The HCR Consolidation shall maintain a Funded Debt to EBITDA ratio as of the end of each Fiscal Quarter of less than or equal to: (a) 4.00 to 1.00 from the Third Amendment Effective Date through November 30, 1997,
         (b) 3.50 to 1.0 from December 1, 1997, through November 30, 1998, and
         (c) 2.75 to 1.0 from December 1, 1998 and continuing until the Maturity Date."

         12. RESTATEMENT OF SECTION 6.04. HCR CONSOLIDATION TANGIBLE NET WORTH. As of the Third Amendment Effective Date, Section 6.04 of the Original Credit Agreement entitled "HCR Consolidation Tangible Net Worth" shall be and is hereby amended and restated in its entirety as follows:

              "Section 6.04. HCR CONSOLIDATION TANGIBLE NET WORTH. The HCR Consolidation shall maintain as of the last day of each Fiscal Quarter occurring subsequent to the Third Amendment Effective Date, a HCR Consolidation Tangible Net Worth equal to or greater than the sum of (a) One Hundred Twenty-Six Million Three Hundred Sixty Thousand One Hundred Eight Dollars

         ($126,360,108.00), plus (b) seventy-five percent (75%) of Net Income after taxes realized as of each Fiscal Quarter end occurring after the Third Amendment Effective Date (without reduction for any net losses), plus (c) seventy-five percent (75%) of the proceeds (net of reasonable expenses) of any and all additional Equity Offerings made after the Third Amendment Effective Date."

         13. AMENDMENT FEE. On or before one (1) Banking Business Day prior to the Third Amendment Effective Date, Borrowers shall pay to Agent Bank a non-refundable fee (the "Third Amendment Fee") in the amount agreed between Agent Bank and Borrowers by side letter agreement, which shall be retained by Agent Bank or distributed to Lenders as agreed by separate side letter agreements executed between Agent Bank and each Lender.

         14. CONDITIONS PRECEDENT TO THIRD AMENDMENT EFFECTIVE DATE. The occurrence of the Third Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Banks:

              a. Execution and delivery by each of the Borrowers and Banks of fourteen (14) counterpart originals of the Third Amendment to Credit Agreement.

              b. Delivery by HLVMC to Agent Bank of a duly authorized and executed Certificate of Joinder to the Subsidiary Guaranty in substantially the form of Exhibit A to the Subsidiary Guaranty.

              c. Delivery to Agent Bank of a copy of a corporate resolution of: (i) each of the Borrowers authorizing the execution and delivery of this Third Amendment to Credit Agreement and each document, agreement and instrument to be executed and delivered in connection herewith, and (ii) HLVMC authorizing the execution and delivery of the Certificate of Joinder to the Subsidiary Guaranty.

              d. Payment by Borrowers and receipt by Agent Bank of the Third Amendment Fee.

              e. Reimbursement to Agent Bank by Borrowers for the reasonable attorneys' fees of Henderson & Nelson incurred in connection with the preparation and execution of the Third Amendment to Credit Agreement; and

              f. Such other documents, instruments, legal opinions or conditions as may reasonably be required by Agent Bank.

         15. REPRESENTATIONS AND WARRANTIES. To induce Banks to enter into this Third Amendment to Credit Agreement, Borrowers hereby: (i) ratify and reaffirm the representations and warranties set forth in Article IV of the Original Credit Agreement; (ii) warrant and represent that each such representation and warranty shall be true and correct as of the Third Amendment Effective Date, other than representations and warranties which expressly speak as of a different date which shall be true and correct as of such date; and
(iii) represent and warrant that, as of the Third Amendment Effective Date, no Default or Event of Default has occurred and remains continuing.

         16. NO OTHER CHANGES. Except as specifically set forth herein, the Existing Credit Agreement shall remain unchanged and in full force and effect.

         17. GOVERNING LAW. This Third Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

         18. COUNTERPARTS. This Third Amendment to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Third Amendment to Credit Agreement by signing any such counterpart.

         19. ADDITIONAL/REPLACEMENT SCHEDULES AND EXHIBITS ATTACHED. The following replacement Schedules and Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

              Schedule 2.01(a) -  Schedule of Lenders' Proportions in Credit
                                  Facility

              Schedule 2.01(c) -  Aggregate Commitment Reduction Schedule

              Exhibit F -         Compliance Certificate

              Exhibit G -         Pricing Certificate

              IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the day and year first above written.

                                            BORROWERS:

                                            HARVEYS CASINO RESORTS,
                                            a Nevada corporation


                                            By  /s/Charles W. Scharer
                                               -------------------------------
                                              Charles W. Scharer,
                                              President


                                            By /s/John J. McLaughlin
                                               -------------------------------
                                              John J. McLaughlin,
                                              Treasurer

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6856
                                            Facsimile: (702) 588-0601

                                            HARVEYS C.C.
                                            MANAGEMENT COMPANY, INC.,
                                            a Nevada corporation


                                            By /s/Charles W. Scharer
                                               -------------------------------
                                              Charles W. Scharer,
                                              President


                                            By /s/Diane Shevlin
                                               -------------------------------
                                              William B. Ledbetter,
                                              Secretary (Assistant)

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6856
                                            Facsimile: (702) 588-0601

                                            HARVEYS IOWA
                                            MANAGEMENT COMPANY., INC.,
                                            a Nevada corporation

                                             By /s/Charles W. Scharer
                                               -------------------------------
                                              Charles W. Scharer,
                                              President

                                            By /s/Diane Shevlin
                                               -------------------------------
                                              William B. Ledbetter,
                                              Secretary (Assistant)

                                            Address:

                                            Highway 50
                                            P.O Box 128
                                            Stateline, Nevada 89449

                                            Telephone: (702) 586-6856
                                            Facsimile: (702) 588-0601


                                            HARVEYS WAGON WHEEL CASINO
                                            LIMITED LIABILITY COMPANY


                                            By /s/Charles W. Scharer
                                               -------------------------------

                                              Charles W. Scharer,
                                              Board of Managers

                                            By /s/Thomas M. Yturbide
                                               -------------------------------
                                              Thomas M. Yturbide,
                                              Board of Managers

                                            Address:

                                            Highway 50
                                            P.O. Box 128
                                            Stateline, NV  89449

                                            Telephone: (702) 586-6856
                                            Facsimile: (702) 588-0601

                                            BANKS:

                                            WELLS FARGO BANK,
                                            National Association,
                                            Agent Bank, Lender, Swingline
                                            Lender and L/C Issuer


                                            By /s/Joe Brady
                                               -------------------------------

                                            Title  V.P.
                                                  ----------------------------

                                            Address:

                                            One East First Street
                                            Reno, Nevada  89501

                                            Telephone: (702) 334-5633
                                            Facsimile: (702) 334-5637



                                            BANK OF THE WEST,
                                            Lender


                                            By /s/Dale Kabsar
                                               -------------------------------

                                            Title  Regional Vice President
                                                  ----------------------------


                                            Address:

                                            1450 Treat Boulevard
                                            Walnut Creek, CA  94596


                                            Telephone: (510) 942-8675
                                            Facsimile: (510) 256-8276

                                            FIRST SECURITY BANK, N.A.,
                                            formerly known as
                                            FIRST SECURITY BANK OF
                                            IDAHO, N.A., Lender


                                            By /s/David P. Williams
                                               -------------------------------

                                            Title  V.P.
                                                  ----------------------------

                                            Address:

                                            15 East 100 South
                                            2nd Floor
                                            Salt Lake City, UT  84111

                                            Telephone: (801) 246-5540
                                            Facsimile: (801) 246-5532




                                            IMPERIAL BANK,
                                            Lender





                                            By /s/Steven K. Johnson
                                               -------------------------------

                                            Title SENIOR VICE PRESIDENT
                                                  ----------------------------



                                            By /s/John F. Farrace
                                               -------------------------------

                                            Title  ASSISTANT VICE PRESIDENT
                                                  ----------------------------

                                            Address:

                                            9920 S. La Cienega
                                            Ingelwood, CA  90301


                                            Telephone: (310) 417-5657
                                            Facsimile: (310) 338-6160

                                            NORWEST BANK OF NEBRASKA,
                                            N.A., Lender


                                            By /s/Deanne Winger
                                               -------------------------------

                                            Title  AVP
                                                  ----------------------------

                                            Address:

                                            1919 Douglas Street
                                            Omaha, NE  68102

                                            Telephone: (402) 536-2576
                                            Facsimile: (402) 536-2251



                                            NBD BANK,
                                            Lender


                                            By /s/James Junker
                                               -------------------------------

                                            Title  Authorized Agent
                                                  ----------------------------

                                            Address:

                                            National Banking Division
                                            Mezzanine Level
                                            611 Woodward Ave.
                                            Detroit, MI  48226

                                            Telephone: (313) 225-1424
                                            Facsimile: (313) 225-2649

                                            SOCIETE GENERALE,
                                            Lender


                                            By /s/Donald L. Schubert
                                               -------------------------------

                                            Title Vice President
                                                  ----------------------------

                                            Address:

                                            2029 Century Park East
                                            Suite 2900
                                            Los Angeles, CA  90067

                                            Telephone: (310) 788-7104
                                            Facsimile: (310) 551-1537




                                            THE SUMITOMO BANK, LIMITED,
                                            Chicago Branch,
                                            Lender


                                            By /s/David M. Lawrence
                                               -------------------------------

                                            Title Vice President & Manager
                                                  ----------------------------


                                            By /s/Judith M. Bresnen
                                               -------------------------------

                                            Title Vice President
                                                  ----------------------------

                                            Address:

                                            800 W. Sixth Street
                                            Suite 950
                                            Los Angeles, CA  90017

                                            Telephone: (213) 623-7847
                                            Facsimile: (213) 623-4629

                                            U.S. BANK OF NEVADA,
                                            Lender


                                            By /s/Kurt Imerman
                                               -------------------------------

                                            Title Vice President
                                                  ----------------------------

                                            Address:

                                            One East Liberty Street
                                            2nd Floor
                                            Reno, NV  89501

                                            Telephone: (702) 688-6589
                                            Facsimile: (702) 688-6597







                                            ARGENTBANK,
                                            Lender


                                            By /s/Lionel J. Lagarde, Jr.
                                               -------------------------------

                                            Title Vice-President
                                                  ----------------------------

                                            Address:

                                            203 West 2nd Street
                                            Thibodaux, LA  70301

                                            Telephone: (504) 447-0552
                                            Facsimile: (504) 447-0604

                           SCHEDULE OF LENDER'S PROPORTIONS
                                  IN CREDIT FACILITY







                                                            PROPORTIONATE
                                                             SYNDICATION
                                        MAXIMUM AMOUNT       INTEREST IN
    NAME OF LENDER                       OF PRINCIPAL      CREDIT FACILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Wells Fargo Bank,                        $42,933,295.00       37.33330%
National Association
--------------------------------------------------------------------------------
U.S. Bank of Nevada                       15,333,341.00       13.33334%
--------------------------------------------------------------------------------
Bank of the West                           7,666,670.50        6.66667%
--------------------------------------------------------------------------------
First Security Bank, N.A.                  7,666,670.50        6.66667%
--------------------------------------------------------------------------------
Imperial Bank                              7,666,670.50        6.66667%
--------------------------------------------------------------------------------
Norwest Bank Nebraska, N.A.                7,666,670.50        6.66667%
--------------------------------------------------------------------------------
NBD Bank                                   7,666,670.50        6.66667%
--------------------------------------------------------------------------------
Societe Generale                           7,666,670.50        6.66667%
--------------------------------------------------------------------------------
The Sumitomo Bank, Limited                 7,666,670.50        6.66667%
--------------------------------------------------------------------------------
ArgentBank                                 3,066,670.50        2.66667%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                TOTAL                   $115,000,000.00            100%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 SCHEDULE 2.01(a) TO
                                  THIRD AMENDMENT TO
                                  REDUCING REVOLVING
                                   CREDIT AGREEMENT

                       AGGREGATE COMMITMENT REDUCTION SCHEDULE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     REDUCTION                               SCHEDULED              MAXIMUM
        DATE                                 REDUCTION        PERMITTED BALANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Closing Date                                        -0-        $115,000,000.00
--------------------------------------------------------------------------------
First Reduction Date                        $11,500,000.00     $103,500,000.00
 - October 1, 1998
--------------------------------------------------------------------------------
Second Reduction Date                       $11,500,000.00     $ 92,000,000.00
 - October 1, 1999
--------------------------------------------------------------------------------
Third Reduction Date                        $17,250,000.00     $ 74,750,000.00
 - October 1, 2000
--------------------------------------------------------------------------------
Fourth Reduction Date                       $17,250,000.00     $ 57,500,000.00
 - October 1, 2001
--------------------------------------------------------------------------------
Maturity Date -                             $57,500,000.00         Zero ($0.00)
February 15, 2002
                                                               (Remaining unpaid
                                                               principal balance
                                                               fully due and
                                                               payable)
--------------------------------------------------------------------------------

                                 SCHEDULE 2.01(c) TO
                                  THIRD AMENDMENT TO
                                  REDUCING REVOLVING
                                   CREDIT AGREEMENT

                                COMPLIANCE CERTIFICATE


TO:  WELLS FARGO BANK, National Association,
     as Agent Bank

     Reference is made to that certain Reducing Revolving Credit Agreement, dated as of August 14, 1995, as amended by First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996, Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996, and Third Amendment to Reducing Revolving Credit Agreement dated September 30, 1996 (collectively, as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HARVEYS CASINO RESORTS, a Nevada corporation, HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY, a Colorado limited liability company, and HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation (collectively the "Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings defined and described in the Credit Agreement. This Certificate is delivered in accordance with Section 5.08(f) of the Credit Agreement.

                                          I.

                        COMPLIANCE WITH AFFIRMATIVE COVENANTS

A. FF&E (Section 5.01): Amount of FF&E sold or disposed not replaced by FF&E of equivalent value and utility.
                                                                 $
                                                                  --------------

                                      EXHIBIT F

B. MODIFICATION OF LEASES (Section 5.03): Describe any modifications or amendments to the Park Cattle Lease, Nevada Greenbelt Lease, California Greenbelt Lease, Friendship Sublease and/or Westwood Lease. State whether or not such modifications or amendments have been consented to by Requisite Lenders as required under Section 5.03 of the Credit Agreement.
                                                                  --------------

C. LIENS FILED (Section 5.04): Report any liens filed against the Hotel/Casino Facilities and the amount claimed in such liens. Describe actions being taken with respect thereto.
                                                                  --------------

D. OTHER REAL PROPERTY (Section 5.06): Other than the Real Properties presently encumbered by the Mortgages, attach a legal description of any other real property or rights to the use of real property which is used in any material manner in connection with the Hotel/Casino Facilities and describe such use. Attach evidence that such real property or rights to the use of such real property has been added as Collateral under the Credit Agreement.
                                                                  --------------

E. PERMITTED ENCUMBRANCES (Section 5.11): Describe any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process or burden affecting the Collateral other than the Permitted Encumbrances. Describe any matters being contested in the manner described in Sections 5.04 and 5.10 of the Credit Agreement.
                                                                  --------------

F. SIGNIFICANT SUBSIDIARIES (Section 5.16): List on a separate sheet the name and state of incorporation or origination of each Significant Subsidiary, other than Significant Subsidiaries which have been disclosed in prior Compliance Certificates.
                                                                  --------------

G. SUITS OR ACTIONS (Section 5.17): Describe on a separate sheet any matters requiring advice to Banks under Section 5.17.
                                                                  --------------

H. NOTICE OF HAZARDOUS MATERIALS (Section 5.21): State whether or not to your knowledge there are any matters of which Banks should be advised under
     Section 5.21.  If so, attach a detailed summary of such matter(s).
                                                                  --------------

                                         II.

                          COMPLIANCE WITH NEGATIVE COVENANTS

A.   INVESTMENTS AND ADVANCES
     (Section 5.23):

     a. Set forth the amount and a brief description of each Investment, Advance and/or Contingent Liability made or incurred in connection with or relating to HLVMC, HRHI, the Hard Rock Hotel
                                                                  --------------

     b.   Set forth aggregate amount of Investments in Cash Equivalents
                                                                 $
                                                                  --------------

     c. Set forth aggregate amount of Investments made pursuant to the HCR Investment Policy
                                                                 $
                                                                  --------------
                                        - 3 -

          Were each of these Investments first approved by Requisite Lenders?
                                                                     (Yes/No)
                                                                  --------------

          If no, describe on a separate sheet each Investment not so approved.

     d.   With respect to New Venture Investments:

          (i) List on a separate sheet the name, location and a brief description of each New Venture and the amount of all Investments and Advances made by HCR in or to each such New
                Venture or New Venture Subsidiary                 --------------

          (ii)  Set forth the aggregate amount of all New Venture Investments
                                                                 $
                                                                  --------------

          (iii) Set forth the aggregate amount of Adjusted HCR Contingent Liabilities
                                                                 $
                                                                  --------------

          (iv) Total New Venture Investments and Adjusted HCR Contingent Liabilities
                                                                 $
                                                                  --------------

          (v) Maximum amount of New Venture Investments and Adjusted HCR Contingent Liabilities permitted under Section 5.23b is $40,000,000

     e. Set forth the aggregate amount of Investments received in settlement of disputes with non-affiliates and/or in consideration for asset sales
                                                                 $
                                                                  --------------

     f. Set forth the aggregate amount of Advances received by HCR from its Subsidiaries (other than from members of the Borrower Consolidation)
                                                                $
                                                                  --------------

B.   ADDITIONAL INDEBTEDNESS (Section 5.24) With reference to the Borrower
     Consolidation:

     a.   Set forth the aggregate amount of Secured Interest Rate Hedges
                                                                 $
                                                                  --------------

          Maximum permitted under Section 5.24a                  $ 75,000,000.00


     b. Set forth the aggregate amount of secured purchase money Indebtedness and Capital Lease Liabilities
                                                                 $
                                                                  --------------

          Maximum permitted under Section 5.24b                  $ 15,000,000.00

     c. Set forth and describe on a separate sheet any matter of non-compliance, if any, with Section 5.24d
                                                                  --------------

C.   CONTINGENT LIABILITIES (Section 5.25):

     a. Set forth the amount of any Contingent Liabilities incurred by HCCMC, HWWLLC and/or HIMC, other than in the ordinary course of business. None allowed.
                                                                 $
                                                                  --------------

     b.   With respect to HCR Contingent Liabilities:

          (i)  Set forth the aggregate amount of all HCR Contingent Liabilities
                                                                 $
                                                                  --------------

          (ii) On a separate sheet identify each Recourse New Venture and the amount of HCR Contingent Liabilities attributable to it
                                                                  --------------

          (iii) Submit a copy of all documentation regarding each HCR Contingent Liability which has not been previously delivered to Lenders for review
                                                                  --------------

          (iv) State whether any Recourse New Venture has achieved an Interest Coverage Ratio of 1.75 to 1.0, or greater, for four (4) consecutive Fiscal Quarters or if having achieved an Interest Coverage Ratio of 1.75 to 1.0 has failed to achieve an Interest Coverage Ratio of 1.75 to 1.0 for the Fiscal Quarter under review. If answered in the affirmative, on a separate sheet set forth the applicable Interest Coverage Ratio calculations.
                                                                      (Yes/No)
                                                                   -------------

          (v) Set forth the amount of HCR Contingent Liability to be added or deducted, as applicable to determine the amount of Adjusted HCR Contingent Liabilities.
                                                                  --------------

D. OTHER LIENS (Section 5.26): On a separate sheet describe in detail any and all liens, encumbrances and/or negative pledges NOT permitted under Section
                                                                  --------------

E. DIVIDENDS (Section 5.27). On a separate sheet describe in detail any and all dividends or distributions on capital stock paid or declared during the
     period under review by HCR.                                  --------------

F. NO MERGER (Section 5.28): On a separate sheet describe any and all mergers, consolidations and/or asset sales not permitted under Section
     5.28.                                                        --------------

G. TRANSACTIONS WITH AFFILIATES (Section 5.29): On a separate sheet describe any and all transactions with Affiliates and/or Subsidiaries not permitted
     under Section 5.29.                                          --------------

H. NO TRANSFER OF OWNERSHIP (Section 5.30): On a separate sheet describe any and all transfers and/or hypothecations not permitted by Section 5.30.
                                                                  --------------

I. LIMITATION ON CONSOLIDATED TAX LIABILITY (Section 5.31): Describe on a separate sheet any matters requiring advice to Banks under Section 5.31.
                                                                  --------------

J.   ERISA (Section 5.32): Describe on a separate sheet any matters requiring
     advice to Banks under Section 5.32.                          --------------

K. MARGIN REGULATIONS (Section 5.33): Set forth the amount(s) of and describe on a separate sheet of paper any proceeds of Base Rate Loans or LIBOR Loans, as the case may be, used by Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or
     carrying any Margin Stock.                                  $
                                                                  --------------
                                        - 7 -

L. NO HIMC OR HCCMC SUBSIDIARIES (Section 5.34): On a separate sheet, describe any Subsidiaries created by HIMC or HCCMC. State whether or not the creation of such Subsidiaries has been consented to by the Requisite Lenders as required under Section 5.34 of the Credit Agreement.
                                                                  --------------

                                         III.

                           FINANCIAL COVENANTS OF BORROWER

A. TFCC RATIO (Section 6.01): The following line items and TFCC Ratio to be calculated with respect to the HCR Consolidation with respect to each Fiscal Quarter and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis unless otherwise noted:

     Net profit after tax                                        $
                                                                  --------------

     Plus Interest Expense (accrued and capitalized)           + $
                                                                  --------------

     Plus depreciation and amortization expense                + $
                                                                  --------------

     Plus operating lease expense                              + $
                                                                  --------------

     Plus rental expense                                       + $
                                                                  --------------

     Minus dividends declared                                  - $
                                                                  --------------

     Minus actual Capital Expenditures (not including (a) project costs of the Iowa Riverboat/Hotel Facilities paid in 1995 and 1996 and (b) costs of acquisition of the Central City Parking Garage Property and construction of
     a parking garage facility thereon)                        - $
                                                                  --------------

     TOTAL                                                       $
                                                                  --------------

     Divided (DIVIDED BY) by the sum of:                       DIVIDED BY

     Interest Expense (accrued and capitalized)                  $
                                                                  --------------

     Plus operating lease expense                              + $
                                                                  --------------

     Plus rental expense                                       + $
                                                                  --------------

     Plus the current portion of long term Indebtedness (including all payments actually paid in reduction of principal as all or any portion of a Scheduled Reduction under the Credit Facility) as of the end of the Fiscal
     Quarter under review                                      + $
                                                                  --------------

     Plus current portion of Capitalized Lease Liabilities as of the end of the
     Fiscal Quarter under review                               + $
                                                                  --------------

     TOTAL                                                       $
                                                                  --------------


     TFCC Ratio                                                        :1
                                                                  --------------
     Minimum required:

     (i) 1.3 to 1.0 from the Third Amendment Effective Date through November 30, 1998

     (ii)   1.4 to 1.0 from December 1, 1998 through November 30, 1999, and

     (iii)  1.5 to 1.0 from December 1, 1999 through the Maturity Date


B. FUNDED DEBT TO EBITDA RATIO (Section 6.02): To be calculated as the greater of: (a) as of the last day of the Fiscal Quarter set forth above, or
     (b) the average as of the last day of each calendar month comprising such Fiscal Quarter:

     The Funded Outstandings on the Credit Facility              $
                                                                  --------------

     Plus the Swingline Outstandings on the Swingline Facility + $
                                                                  --------------
                                        - 9 -

     Plus the L/C Exposure on the L/C Facility                 + $
                                                                  --------------

     Plus the total, as of the last day of the Fiscal Quarter under review, of both the long-term Indebtedness and current portions of all other long-term Indebtedness, including only those HCR Contingent Liabilities which are
     Adjusted HCR Contingent Liabilities                        + $
                                                                  --------------

     Plus the total, as of the last day of the Fiscal Quarter under review, of both the long-term Capitalized Lease Liabilities and current portion of
     Capitalized Lease Liabilities                              + $
                                                                  --------------

     TOTAL FUNDED DEBT                                            $
                                                                  --------------

     Divided (DIVIDED BY) by:                                    DIVIDED BY

     ANNUALIZED EBITDA

                       BORROWER CONSOLIDATION ANNUALIZED EBITDA

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis:

     Net Income (exclusive of any interest income received from any New Venture
     Subsidiary)                                                  $
                                                                  --------------

     Plus any one-time non-Cash loss reflected in Net Income    + $
                                                                  --------------

     Minus any one-time non-Cash gain reflected in Net Income   + $
                                                                  --------------

     Plus Interest Expense to the extent deducted in the determination of Net
     Income                                                     + $
                                                                  --------------

     Plus Federal and state taxes on or measured by income for the period under review (whether or not payable during such period) to the extent deducted
     in the determination of Net Income                         + $
                                                                  --------------

     Minus corporate expense of HCR to the extent not deducted in the
     determination of Net Income for the period under review    - $
                                                                  --------------

     Plus depreciation and amortization to the extent deducted in the
     determination of Net Income                                + $
                                                                  --------------

     Total Borrower Consolidation Annualized EBITDA               $
                                                                  --------------
                            HARD ROCK ANNUALIZED EARNINGS

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such calculations are made:
                                                                  --------------

     Net profit before tax                                       $
                                                                  --------------

     Plus pre-opening expenses to the extent deducted in the determination of
     net profit for such period                                + $
                                                                  --------------

     Total net profit before tax and pre-opening expenses      = $
                                                                  --------------

     Times 40%                                                 x       .40
                                                               = $
                                                                  --------------

     Plus amount of Hard Rock Management Fees received in Cash by HLVMC for such period, but only to the extent deducted in the determination of net profit
     for such period                                           + $
                                                                  --------------

     Total                                                       $
                                                                  --------------

     If above calculations are based on one Fiscal Quarter, multiply above by 4
                                                                 x         4
                                                                  --------------
                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                                  --------------
                                                       DIVIDED BY          3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Hard Rock Annualized Earnings                         $
                                                                  --------------

MAJORITY NEW VENTURE ANNUALIZED EBITDA

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such
     calculations are made:                                      --------------

     Net Income                                                  $
                                                                  --------------

     Plus any one-time non-Cash loss and pre-opening expenses reflected in Net
     Income                                                    + $
                                                                  --------------

     Minus any one-time non-Cash gain reflected in Net Income  - $
                                                                  --------------

     Plus Interest Expense (accrued and capitalized) to the extent deducted in
     the determination of Net Income                           + $
                                                                  --------------

     Plus Federal and state taxes on or measured by income to the extent
     deducted in the determination of Net Income               + $
                                                                  --------------
     Plus depreciation and amortization to the extent deducted in the
     determination of Net Income                               + $
                                                                  --------------

     Total                                                       $
                                                                  --------------

     Times the percentage of ownership held in the New Venture by HCR or the
     applicable Majority New Venture Subsidiary                x               %
                                                                        -------
                                                                 $
                                                                  --------------
     Plus amount of management fees, if any, received in Cash by the Majority New Venture Subsidiary for such period, but only to the extent deducted in
     the determination of Net Income                          + $
                                                                  --------------
     Total                                                       $
                                                                  --------------

     If above calculations are based on one Fiscal Quarter, multiply above by 4

                                                               x           4
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                                  --------------
                                                       DIVIDED BY          3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Majority New Venture
     Annualized EBITDA                                           $
                                                                  --------------

MINORITY NEW VENTURE ANNUALIZED ADVANCES
     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such
     calculations are made:                                      --------------

     Aggregate amount of Minority New Venture Advances made by each Minority New Venture Subsidiary to HCR which are received by HCR in Cash during such
     period                                                      $
                                                                  --------------
     Total                                                       $
                                                                  --------------

     If above calculations are based on one Fiscal Quarter, multiply above by 4
                                                                 x         4
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                        DIVIDED BY         3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Minority New Venture Annualized Advances              $
                                                                  --------------

     TOTAL ANNUALIZED EBITDA (Borrower Consolidation Annualized EBITDA plus Hard Rock Annualized Earnings plus Majority New Venture Annualized EBITDA plus
     Minority New Venture Annualized Advances)                   $
                                                                  --------------


     Funded Debt to EBITDA Ratio                                       :1.0
                                                                  --------------

     Maximum permitted:

     (i) 4.00 to 1.0 from the Third Amendment Effective Date through November 30, 1997,

     (ii)   3.50 to 1.00 from December 1, 1997 through November 30, 1998, and

     (iii)  2.75 to 1.0 from December 1, 1998 through the Maturity Date.

C. CAPITAL EXPENDITURE LIMITATION (Section 6.03): Set forth the amount of Capital Expenditures made during the Fiscal Year under review:

     a.     Total Capital Expenditures                           $
                                                                  --------------

     b.     Minimum required annual Capital Expenditures for Fiscal Year under
            review                                               $ 4,000,000.00

     c.     Amount carried forward from prior Fiscal year        $
                                                                  --------------

     d.     Total minimum required Capital Expenditures (b plus c)
                                                                 $
                                                                  --------------

     e. Amount of Capital Expenditures permitted to carry forward to next Fiscal Year (d minus a) (May not exceed $4,000,000.00.)
                                                                 $
                                                                  --------------

D. HCR CONSOLIDATION TANGIBLE NET WORTH (Section 6.04): To be calculated with respect to the HCR Consolidation as of the end of the Fiscal Quarter under review:

     HCR Consolidation Assets                                    $
                                                                  --------------

     Less HCR Consolidation Intangibles                        - $
                                                                  --------------

     Less HCR Consolidation Liabilities                        - $
                                                                  --------------

     HCR Consolidation Tangible Net Worth                        $
                                                                  --------------

     MINIMUM REQUIRED

     $126,360,108.00

     Plus, 75% of Net Income realized as of each Fiscal Quarter end (without
     reduction for any net losses)                             + $
                                                                  --------------

     Plus, 75% of the net proceeds of any additional Equity Offerings
                                                               + $
                                                                  --------------

     Minimum required HCR Consolidation Tangible Net Worth       $
                                                                  --------------


                                         IV.

                               NONUSAGE FEE CALCULATION

(Section 2.10b): to be calculated with respect to the Fiscal Quarter under review:

     a.     Daily average of Maximum Permitted Balance           $
                                                                  --------------

     b.     Less daily average of Funded Outstandings          - $
                                                                  --------------

     c.     Less daily average of amount of L/C Exposure       - $
                                                                  --------------

     d.     Amount of Nonusage                                   $
            (a minus b, minus c)                                  --------------

     e.     Funded Debt to EBITDA Ratio (See III B above)                :1
                                                                  --------------

     f.     Applicable Nonusage Percentage based on Funded   Debt to EBITDA
            Ratio                                                              %
                                                                  --------------

           ----                          ----
          | < = 2.5:1 = .375%                |
          | -                                |
          | > = 2.5:1 but < = 3.5:1 = .425%  |
          | -                                |
          | < = 3.5:1 = .500%                |
          | -                                |
           -----                         ----


     g.     Gross Nonusage Fee                                   $
            (d times f)                                           --------------

     h.     Number of days in Fiscal Quarter under review
                                                                  --------------

     i.     Nonusage Fee for Fiscal Quarter under review         $
            (g DIVIDED BY 365 x h)                                --------------

                                          V.

                              PERFORMANCE OF OBLIGATIONS

     A review of the activities of Borrowers during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period Borrowers performed and observed all of their obligations under the Loan Documents. Except as described in an attached document or in an earlier Certificate, to the best of my knowledge, as of the date of this Certificate there is no Default or Event of Default has occurred or remains continuing.

                                         VI.

                              NO MATERIAL ADVERSE CHANGE

     To the best of my knowledge, except as described in an attached document or in an earlier Certificate, no Material

Adverse Effect has occurred since the date of the most recent Certificate delivered to the Banks.


     DATED this ____ day of _____________, 199__.

                                             HARVEYS CASINO RESORTS, a
                                             Nevada corporation, HARVEYS
                                             C.C. MANAGEMENT COMPANY,
                                             INC., a Nevada corporation,
                                             HARVEYS WAGON WHEEL CASINO
                                             LIMITED LIABILITY COMPANY,
                                             a Colorado limited
                                             liability company and
                                             HARVEYS IOWA MANAGEMENT
                                             COMPANY, INC., a Nevada
                                             corporation


                                             Name: _____________________

                                             Title: ____________________
                                                    Authorized Officer

                                             Print
                                             Name:  ____________________

                                 PRICING CERTIFICATE



TO:  WELLS FARGO BANK, National Association,
     as Agent Bank

     Reference is made to that certain Reducing Revolving Credit Agreement, dated as of August 14, 1995, as amended by First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996, Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996, and Third Amendment to Reducing Revolving Credit Agreement dated September 30, 1996 (collectively, as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HARVEYS CASINO RESORTS, a Nevada corporation, HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY, a Colorado limited liability company, and HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation (collectively the "Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks"). Terms defined in the Credit Agreement and not otherwise defined in this Pricing Certificate ("Certificate") shall have the meanings defined and described in the Credit Agreement. This Certificate is delivered in accordance with Section 5.08(c) of the Credit Agreement for the purpose of determining the Applicable Margin.

     The period under review is the Fiscal Quarter ended         [INSERT DATE]
     together with, unless otherwise indicated, the three (3) immediately preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

     The change in the Applicable Margin, if any, shall be effective on [INSERT DATE WHICH IS THE FIRST (1ST)

                                      EXHIBIT G

     DAY OF THE THIRD (3RD) MONTH IMMEDIATELY FOLLOWING THE FISCAL QUARTER END
     SET FORTH ABOVE]     .

     The Applicable Margins, based on the calculations for the Borrower Consolidation as set forth below, for the period described above are:

            Prime Rate Margin                      %
                                        -----------

            LIBO Rate Margin                       %
                                        -----------


B.   FUNDED DEBT TO EBITDA RATIO
     (Section 6.02): To be calculated as
     the greater of: (a) as of the last
     day of the Fiscal Quarter set forth
     above, or (b) the average as of the
     last day of each calendar month
     comprising such Fiscal Quarter:

     The Funded Outstandings on the Credit Facility              $
                                                                  --------------

     Plus the Swingline Outstandings on the Swingline Facility + $
                                                                  --------------

     Plus the L/C Exposure on the L/C Facility                 + $
                                                                  --------------

     Plus the total, as of the last day of the Fiscal Quarter under review, of both the long-term Indebtedness and current portions of all other long-term Indebtedness, including only those HCR Contingent Liabilities which are
     Adjusted HCR Contingent Liabilities                        + $
                                                                  --------------

     Plus the total, as of the last day of the Fiscal Quarter under review, of both the long-term Capitalized Lease Liabilities and current portion of
     Capitalized Lease Liabilities                              + $
                                                                  --------------

     TOTAL FUNDED DEBT                                            $
                                                                  --------------

     Divided (DIVIDED BY) by:                          DIVIDED BY

     ANNUALIZED EBITDA

BORROWER CONSOLIDATION ANNUALIZED EBITDA

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis:

     Net Income (exclusive of any interest income received from any New Venture
     Subsidiary)                                                  $
                                                                  --------------

     Plus any one-time non-Cash loss reflected in Net Income    + $
                                                                  --------------

     Minus any one-time non-Cash gain reflected in Net Income   + $
                                                                  --------------

     Plus Interest Expense to the extent deducted in the determination of Net
     Income                                                     + $
                                                                  --------------


     Plus Federal and state taxes on or measured by income for the period under review (whether or not payable during such period) to the extent deducted
     in the determination of Net Income                         + $
                                                                  --------------

     Minus corporate expense of HCR to the extent not deducted in the
     determination of Net Income for the period under review    - $
                                                                  --------------

     Plus depreciation and amortization to the extent deducted in the
     determination of Net Income                                + $
                                                                  --------------


     Total Borrower Consolidation Annualized EBITDA               $
                                                                  --------------
                                        - 3 -

     HARD ROCK ANNUALIZED EARNINGS

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such calculations are made:
                                                                  --------------

     Net profit before tax                                       $
                                                                  --------------

     Plus pre-opening expenses to the extent deducted in the determination of
     net profit for such period                                + $
                                                                  --------------

     Total net profit before tax and pre-opening expenses      = $
                                                                  --------------

     Times 40%                                                 x       .40
                                                               = $
                                                                  --------------

     Plus amount of Hard Rock Management Fees received in Cash by HLVMC for such period, but only to the extent deducted in the determination of net profit
     for such period                                           + $
                                                                  --------------

     Total                                                       $
                                                                  --------------


     If above calculations are based on one Fiscal Quarter, multiply above by 4
                                                                 x         4
                                                                  --------------
                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------
                                        - 4 -

     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                       DIVIDED BY          3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Hard Rock Annualized Earnings                         $
                                                                  --------------

MAJORITY NEW VENTURE ANNUALIZED EBITDA

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such
     calculations are made:                                      --------------

     Net Income                                                  $
                                                                  --------------

     Plus any one-time non-Cash loss and pre-opening expenses reflected in Net
     Income                                                    + $
                                                                  --------------


     Minus any one-time non-Cash gain reflected in Net Income  - $
                                                                  --------------

     Plus Interest Expense (accrued and capitalized) to the extent deducted in
     the determination of Net Income                           + $
                                                                  --------------

     Plus Federal and state taxes on or measured by income to the extent
     deducted in the determination of Net Income               + $
                                                                  --------------

     Plus depreciation and amortization to the extent deducted in the
     determination of Net Income                               + $
                                                                  --------------

     Total                                                       $
                                                                  --------------

     Times the percentage of ownership held in the New Venture by HCR or the
     applicable Majority New Venture Subsidiary                x               %

                                                                         -------
                                                                 $
                                                                  --------------

     Plus amount of management fees, if any, received in Cash by the Majority New Venture Subsidiary for such period, but only to the extent deducted in
     the determination of Net Income                           + $
                                                                  --------------
     Total                                                       $
                                                                  --------------

     If above calculations are based on one Fiscal Quarter, multiply above by 4

                                                               x         4
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                       DIVIDED BY          3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Majority New Venture
     Annualized EBITDA                                           $
                                                                  --------------

MINORITY NEW VENTURE ANNUALIZED ADVANCES

     To be calculated on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis. If less than four (4) Fiscal Quarters, set forth the number of Fiscal Quarters upon which such
     calculations are made:                                      --------------

     Aggregate amount of Minority New Venture Advances made by each Minority New Venture Subsidiary to HCR which are received by HCR in Cash during such
     period                                                      $
                                                                  --------------

     Total                                                       $
                                                                  --------------

     If above calculations are based on one Fiscal Quarter, multiply above by 4
                                                                 x         4
                                                                  --------------

                                                                 $
                                                                  --------------

     If above calculations are based on two Fiscal Quarters multiply above by 2
                                                                 x         2
                                                                  --------------

                                                                 $
                                                                  --------------


     If above calculations are based on three Fiscal Quarters multiply above by
     4/3                                                         x         4
                                                        DIVIDED BY         3
                                                                  --------------

                                                                 $
                                                                  --------------

     Total Minority New Venture Annualized Advances              $
                                                                  --------------

     TOTAL ANNUALIZED EBITDA (Borrower Consolidation Annualized EBITDA plus Hard Rock Annualized Earnings plus Majority New Venture Annualized EBITDA plus
     Minority New Venture Annualized Advances)                   $
                                                                  --------------

     FUNDED DEBT TO EBITDA RATIO                                         :1.0
                                                                  --------------
     DATED this ___ day of _______________, 199__.



                                             HARVEYS CASINO RESORTS, a
                                             Nevada corporation, HARVEYS
                                             C.C. MANAGEMENT COMPANY,
                                             INC., a Nevada corporation,
                                             HARVEYS WAGON WHEEL CASINO
                                             LIMITED LIABILITY COMPANY,
                                             a Colorado limited
                                             liability company and
                                             HARVEYS IOWA MANAGEMENT
                                             COMPANY, INC., a Nevada
                                             corporation



                                             Name: _____________________

                                             Title: ____________________
                                                    Authorized Officer

                                             Print
                                             Name:  ____________________